SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 887-1300

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)            Exhibits.

99.1 Arbitron Inc. News Release dated April 17, 2003

Item 9.    Regulation FD Disclosure

                 The following information is being furnished pursuant to Item 9 and Item 12 of Form 8-K.

                 On April 17, 2003, we issued a press release reporting 2003 first quarter financial results, the current status of our relationship with Nielsen Media Research, Inc. and the commercial deployment of the Portable People Meter (PPM) and our marketing of the PPM in international markets. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 9 and Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: April 17, 2003	By:	/s/ Dolores L. Cody Dolores L. Cody Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

3

EXHIBIT INDEX

Exhibit No	Description

99.1	Arbitron Inc. News Release dated April 17, 2003. This exhibit is deemed to be furnished not “filed” pursuant to Item 9 and Item 12 of Form 8-K.

4